                                  SCHEDULE 14a
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                  / / Confidential, For Use of
                                                      the Commission Only (as
                                                      permitted by
                                                      Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMISSION FILE NO. 0-20845

                             MICHIGAN BREWERY, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
                                                                       --------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                     ----------
     4)   Proposed maximum aggregate value of transaction:
                                                           --------------------
     5)   Total fee paid:
                         ------------------------------------------------------

/ /  Fee paid previously with preliminary materials:
                                                    ---------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)   Amount Previously Paid:
                                  ---------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
                                                        -----------------------
     3)   Filing Party:
                        -------------------------------------------------------
     4)   Date Filed:
                      ---------------------------------------------------------

                             MICHIGAN BREWERY, INC.

                           550 SOUTH WISCONSIN STREET
                            GAYLORD, MICHIGAN  49735
                                 (517) 731-0401




                                 April 22, 1997


Dear Shareholder:

     I am pleased to invite you to attend the Annual Meeting of Shareholders of Michigan Brewery, Inc., to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on June 4, 1997, at 9:00 a.m. local time.

     At the Annual Meeting you will be asked to vote for the election of directors, to approve an amendment to the Company's Restated Articles of Incorporation to change the name of the Company, to approve an amendment to the Company's Restated Articles of Incorporation to increase the Company's authorized capital stock, to approve amendments to the Company's 1996 Stock Option Plan, and to ratify the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 28, 1997. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement which includes information about the matters to be acted upon at the Annual Meeting, and the related Proxy Card.

     I sincerely hope you will be able to attend the Company's Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, I urge you to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

                                       Sincerely,

                                       MICHIGAN BREWERY, INC.

                                       /s/ William F. Rolinski
                                       -------------------------------------
                                       William F. Rolinski
                                       President and Chief Executive Officer

                             MICHIGAN BREWERY, INC.

                           550 SOUTH WISCONSIN STREET
                            GAYLORD, MICHIGAN  49735
                                 (517) 731-0401
                              --------------------

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1997
                              --------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Michigan Brewery, Inc. (the "Company") will be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on June 4, 1997, at 9:00 a.m. local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect four directors for the ensuing year and until their successors shall be elected and duly qualified;

     2. To consider and vote upon the amendment to the Restated Articles of Incorporation of the Company to change the name of the Company to Big Buck Brewery & Steakhouse, Inc.;

     3. To consider and vote upon the amendment to the Restated Articles of Incorporation of the Company to increase the Company's authorized capital stock from 10,000,000 to 20,000,000 shares;

     4. To consider and vote upon the amendments to the Company's 1996 Stock Option Plan which, among other things, increase the number of shares reserved thereunder for issuance of stock options from 300,000 to 600,000 shares;

     5. To ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 28, 1997; and

     6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 15, 1997, are entitled to notice of and to vote at the meeting. Whether or not you expect to attend the meeting in person, please complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

                                       Sincerely,

                                       MICHIGAN BREWERY, INC.

                                       /s/ William F. Rolinski
                                       -------------------------------------
                                       William F. Rolinski
                                       President and Chief Executive Officer

Gaylord, Michigan
April 22, 1997

                             MICHIGAN BREWERY, INC.

                           550 SOUTH WISCONSIN STREET
                            GAYLORD, MICHIGAN  49735
                                 (517) 731-0401
                              --------------------

             PROXY STATEMENT FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1997
                              --------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Michigan Brewery, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan on June 4, 1997, at 9:00 a.m. local time, and at any adjournment thereof.

     Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of the Company (hereinafter sometimes referred to as the "Board"). All shares of Common Stock represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed proxies on which no specification has been made will be voted FOR the election of the nominees for director named herein, FOR the proposal to approve the amendment to the Restated Articles of Incorporation of the Company to change the Company's name and to approve the related authorization to the Board, FOR the proposal to approve the amendment to the Restated Articles of Incorporation of the Company to increase the Company's authorized capital stock, FOR the proposal to approve the amendments to the Company's 1996 Stock Option Plan, and FOR ratification and approval of the appointment of the independent public accountants for the fiscal year ending December 28, 1997. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

     When stock is held in the name of more than one person, each such person should sign the proxy. If the shareholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

     Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to Deborah Peters, Michigan Brewery, Inc., 550 South Wisconsin Street, Gaylord, Michigan 49735, prior to the vote at the Annual Meeting, by written notice of revocation received by Deborah Peters, prior to the vote at the Annual Meeting, or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     The Board has fixed the close of business on April 15, 1997, as the Record Date for determining the holders of outstanding shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. On April 15, 1997, there were 5,275,000 shares of Common Stock issued, outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record on the Record Date. The Notice of Annual Meeting, this Proxy Statement and the related Proxy Card are first being mailed to shareholders of the Company on or about April 22, 1997.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table contains certain information as of March 31, 1997, regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director, nominee for director, and executive officer named in the "Summary Compensation Table" below and (iii) the directors and executive officers as a group, and as to the percentage of the outstanding shares held by them on such date. Any shares which are subject to an option or a warrant exercisable within 60 days are reflected in the following table and are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the option or warrant holder but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares.

                                                      SHARES      PERCENT
                                                   BENEFICIALLY     OF
                                                      OWNED(1)     CLASS
                                                   ------------   -------
Perkins Capital Management, Inc.(2)(3) . . . . .       737,400     13.4
William F. Rolinski(4) . . . . . . . . . . . . .       840,608     15.9
Casimer I. Zaremba(4)(5)(6). . . . . . . . . . .       680,007     12.9
Dr. Blair A. Murphy(4)(5). . . . . . . . . . . .       640,007     12.1
The Perkins Opportunity Fund(2)(7) . . . . . . .       600,000     10.8
Henry T. Siwecki(4)(5)(8). . . . . . . . . . . .       141,989      2.7
Anthony P. Dombrowski(9) . . . . . . . . . . . .         8,000      *
Gary J. Hewett(10) . . . . . . . . . . . . . . .         5,000      *
All Directors and Executive Officers
   as a Group (6 persons)(8)(11) . . . . . . . .     2,315,611     43.7

---------------
*Represents less than one percent.

(1) Securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire Common Stock within 60 days.

(2) The address of Perkins Capital Management, Inc. ("PCM") and The Perkins Opportunity Fund ("POF") is 730 East Lake Street, Wayzata, Minnesota 55391. PCM has (i) the sole power to vote and the sole power to dispose of 300,000 shares of Common Stock owned by POF and (ii) sole power to dispose of 300,000 shares of Common Stock subject to currently exercisable warrants owned by POF. PCM disclaims beneficial ownership of the securities listed as beneficially owned by POF.

(3) Includes (i) 492,400 shares of Common Stock owned by the clients of PCM, and (ii) 245,000 shares of Common Stock subject to currently exercisable warrants owned by the clients of PCM. Excludes (i) 300,000 shares of Common Stock owned by POF, and (ii) 300,000 shares of Common Stock subject to currently exercisable warrants owned by POF.

(4) Substantially all of the shares beneficially owned by Messrs. Rolinski, Zaremba, Murphy and Siwecki are subject to a three-year escrow agreement with Norwest Bank Minnesota, National Association, the Company and the Commissioner of Commerce for the State of Minnesota dated June 7, 1996.

(5) Includes 5,000 shares of Common Stock subject to currently exercisable options.

(6) Beneficial ownership of 450,005 of these shares is shared with Walter Zaremba, Casimer Zaremba's brother.

(7) Includes 300,000 shares of Common Stock subject to currently exercisable warrants. Ownership of ten percent or more of the outstanding stock of the Company requires the prior approval of the Michigan Liquor Control Commission. As a result, the warrants held by POF cannot be exercised in their entirety without such approval.

(8) Includes 6,000 shares of Common Stock subject to currently exercisable warrants.

(9) Includes 3,000 shares of Common Stock subject to currently exercisable options.

(10) Represents shares of Common Stock subject to currently exercisable options.

(11) Includes 23,000 shares of Common Stock subject to currently exercisable options.

                            1.  ELECTION OF DIRECTORS

     Four persons have been nominated for election as directors at the Annual Meeting of Shareholders, all of whom currently serve as directors of the Company. Directors of the Company are elected annually to serve until the next Annual Meeting or until their successors are duly elected and qualified. There are no family relationships between any director or officer.

     The Board of Directors unanimously recommends a vote for each of the nominees. It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees listed in the table below, except for those proxies which withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees named below. In the event that any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the management may recommend in the place of such nominee. The management has no reason to believe that any of the nominees will not be candidates or will be unable to serve.

     The following information has been furnished to the Company by the respective nominees for the Board of Directors.

       NAME            AGE           TITLE
---------------------  ---  ------------------------
William F. Rolinski    49   Chief Executive Officer,
                            President and Director
Blair A. Murphy, M.D.  43   Director
Henry T. Siwecki       53   Director
Casimer I. Zaremba     76   Director

BUSINESS EXPERIENCE

     WILLIAM F. ROLINSKI is a founder of the Company and has been the Chief
Executive Officer, President and a director since its formation in 1993.   From
1987 to 1994, Mr. Rolinski was the founder, secretary and corporate counsel of Ward Lake Energy, Inc. ("Ward Lake"), an independent producer of natural gas in Michigan. While Mr. Rolinski was at Ward Lake, the Company drilled and produced over 500 natural gas wells with combined reserves of over $200 million.

     BLAIR A. MURPHY, M.D. is a founder of the Company and has been a director since its formation in 1993. Dr. Murphy has been a urological surgeon since 1990 and is presently a self-employed physician.

     HENRY T. SIWECKI has been a director since August 1995. For more than the last five years, Mr. Siwecki has been the sole owner and President of Siwecki Construction, Inc., a commercial and residential contractor.

     CASIMER I. ZAREMBA is a founder of the Company and has been a director since its formation in 1993. Mr. Zaremba has been a private investor for more than the past five years.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held 14 meetings during the fiscal year ended December 29, 1996. Each of the incumbent directors attended all of the meetings of the Board.

COMMITTEES

     The Board of Directors has a Compensation Committee and an Audit Committee, both of which consist of only non-management Board members. The Audit Committee, which is comprised of Messrs. Murphy, Siwecki and Zaremba, commenced its operation in January 1997 and is responsible for recommending independent public accountants, reviewing with the independent public accountants the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, reviewing and monitoring the provision of non-audit services by the Company's independent public accountants and reviewing all potential conflict of interest situations. No meetings of the Audit Committee were held during 1996. The Compensation Committee, consisting of Messrs. Murphy, Siwecki and Zaremba, determines and establishes the salaries, bonuses and other compensation of the executive officers of the Company. One meeting of the Compensation Committee was held during 1996 and such meeting was attended by all members of the Compensation Committee.

DIRECTORS' COMPENSATION

     The directors have not previously been paid compensation; however, the Company may pay directors' fees in the future.

     In January 1996, the Company adopted the 1996 Director Stock Option Plan, pursuant to which 100,000 shares of Common Stock have been reserved for the grant of non-incentive stock options to the Company's outside directors. During 1996, the Company granted an option, under the 1996 Director Stock Option Plan, for the purchase of 5,000 shares of Common Stock to each outside director and automatically grants such options annually for each year of continued service on the Board. Each option is granted at fair market value on the date of grant and is exercisable for a period of ten years commencing one year after the date of grant.


                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate cash compensation paid to or accrued by each of the Company's executive officers receiving in excess of $100,000, and for all executive officers as a group, for services rendered to the Company during the fiscal years ended December 29, 1996, December 31, 1995 and December 31, 1994. The Company has no formalized employment agreements with its executive officers.

                           SUMMARY COMPENSATION TABLE


                              ANNUAL COMPENSATION  LONG-TERM COMPENSATION AWARDS
                              -------------------  -----------------------------
                                                       SHARES OF COMMON STOCK
NAME AND PRINCIPAL POSITION     YEAR       SALARY         UNDERLYING OPTIONS
-----------------------------  -------  --------- ------------------------------

William F. Rolinski            1996     $ 134,038                   --
 Chief Executive Officer       1995(1)     34,000                   --
                               1994            --                   --

Gary J. Hewett                 1996(2)  $ 101,445               55,000
 Executive Vice President and  1995            --                   --
 Chief Operating Officer       1994            --                   --

Anthony P. Dombrowski          1996(3)  $ 112,516               33,000
 Chief Financial Officer and   1995        15,300                   --
 Treasurer                     1994            --                   --

---------------
(1)  Prior to May 26, 1995, Mr. Rolinski was not paid for his services.

(2)  Mr. Hewett's employment with the Company began on April 1, 1996.

(3)  Mr. Dombrowski's employment with the Company began on May 1, 1996.

     The following tables summarize stock option grants and option exercises during the fiscal year ended December 29, 1996 to or by the executive officers set forth below and certain other information relative to such options.

                        OPTION GRANTS IN LAST FISCAL YEAR

                        NUMBER OF
                       SECURITIES   PERCENT OF TOTAL
                       UNDERLYING    OPTIONS GRANTED   EXERCISE OR
                         OPTIONS     TO EMPLOYEES IN   BASE PRICE     EXPIRATION
     NAME                GRANTED       FISCAL YEAR    ($/SHARE)(1)       DATE
---------------------  ----------   ----------------  ------------    ----------
Gary J. Hewett          55,000(2)         31.4%            (3)            (4)

Anthony P. Dombrowski   33,000(5)         18.9%            (6)            (7)

--------------------------
(1) Fair market value per share on the date of grant, in accordance with the Company's 1996 Stock Option Plan.

(2) The options reported consist of one option for 50,000 shares and one option for 5,000 shares. Subject to approval by the shareholders at the Annual Meeting, the option for 50,000 shares becomes cumulatively exercisable with respect to 25% of the shares on each of the first four anniversaries of the grant date and the option for 5,000 shares became exercisable upon grant.

(3) The option for 50,000 shares has an exercise price of $4.50 per share and the option for 5,000 shares has an exercise price of $3.00 per share.

(4) The option for 50,000 shares expires on June 13, 2006 and the option for 5,000 shares expires on December 16, 2006.

(5) The options reported consist of one option for 30,000 shares and one option for 3,000 shares. Subject to approval by the shareholders at the Annual Meeting, the option for 30,000 shares becomes cumulatively exercisable with respect to 25% of the shares on each of the first four anniversaries of the grant date and the option for 3,000 shares became exercisable upon grant.

(6) The option for 30,000 shares has an exercise price of $4.50 per share and the option for 3,000 shares has an exercise price of $3.00 per share.

(7) The option for 30,000 shares expires on June 13, 2006 and the option for 3,000 shares expires on December 16, 2006.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES


                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                              SHARES                         OPTIONS AT FISCAL YEAR END         AT FISCAL YEAR END(1)
                           ACQUIRED ON      VALUE            --------------------------      ---------------------------
         NAME                EXERCISE      REALIZED          EXERCISABLE  UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
----------------------     -----------     --------          -----------  -------------      -----------   -------------
Gary J. Hewett                  --            --                5,000        50,000              --              --

Anthony P. Dombrowski           --            --                3,000        30,000              --              --



--------------------------
(1) Market value of underlying securities at fiscal year end minus the exercise price.

                  2.  PROPOSAL TO APPROVE THE AMENDMENT TO THE
                  RESTATED ARTICLES OF INCORPORATION TO CHANGE
            THE COMPANY'S NAME TO BIG BUCK BREWERY & STEAKHOUSE, INC.

     By action taken effective February 19, 1997, the Board of Directors adopted the following resolutions, subject in each case to approval by the shareholders at the Annual Meeting of Shareholders.

          RESOLVED, that Article I of the Restated Articles of
          Incorporation of Michigan Brewery, Inc. (the "Company") shall be amended in its entirety to read as follows:

                                    ARTICLE I

               The name of the Corporation is Big Buck Brewery &
               Steakhouse, Inc.

          RESOLVED FURTHER, that at any time prior to filing of the foregoing amendment to the Company's Restated Articles of Incorporation with the Secretary of the State of Michigan, notwithstanding authorization of such amendment by the shareholders of the Company, the Board of Directors of the Company may abandon such amendment, without further action by the shareholders of the Company, in the event that the Company does not receive a certificate of registration for BIG BUCK BREWERY & STEAKHOUSE from the United States Patent and Trademark Office.

     The Board believes that the change in corporate name to Big Buck Brewery & Steakhouse, Inc. will better communicate the principal business operations of the Company to the public.

     Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting. THE BOARD OF DIRECTORS CONSIDERS THIS AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT AND THE RELATED AUTHORIZATION TO THE BOARD.


                  3.  PROPOSAL TO APPROVE THE AMENDMENT TO THE
                 RESTATED ARTICLES OF INCORPORATION TO INCREASE
                     THE COMPANY'S AUTHORIZED CAPITAL STOCK

     By action taken effective February 19, 1997, the Board of Directors adopted the following resolution, which would increase the authorized capital stock of the Company to 20,000,000 shares, $.01 par value, from the 10,000,000 shares currently authorized, subject to approval by the shareholders at the Annual Meeting of Shareholders.

          RESOLVED, that Article III of the Restated Articles of
          Incorporation of Michigan Brewery, Inc. (the "Company") shall be amended in its entirety to read as follows:

                                   ARTICLE III

               The aggregate number of shares which the Corporation has authority to issue is 20,000,000 common shares of the par value of $.01 per share.

     As of April 15, 1997, 5,275,000 shares of Common Stock were issued and outstanding, and 3,432,500 shares of Common Stock were reserved for issuance upon exercise of stock options, warrants and the conversion of convertible debt, leaving 1,292,500 shares available for future issuance. Although the Company has no intention or commitment to issue any additional shares as of the date of this Proxy Statement, the Board believes that it is desirable to have the additional shares available for possible future financing or acquisition transactions and other general corporate purposes. The Board believes that the availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of holding a shareholders meeting. The Company's By-Laws provide that the shares of capital stock of the Company shall be issued by the Board in such amounts, at such times, for such consideration, and on such terms and conditions as the Board shall deem advisable.

     The shares would be available for issuance by the Board without further shareholder authorization, except as may be required by law or by the rules of The Nasdaq Stock Market or any other quotation system or stock exchange on which the Common Shares may then be listed. The shareholders of the Company do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of the Company's securities. There are at present no specific understandings, arrangements or agreements with respect to any transactions that would require the Company to issue any new shares of its Common Stock, other than proposed stock option grants to employees and directors. See "Proposal to Approve the Amendments to the 1996 Stock Option Plan."

     Although not intended as an anti-takeover device, issuing additional shares could impede a non-negotiated acquisition of the Company by diluting the ownership interests of a substantial shareholder, increasing the total amount of consideration necessary for a person to obtain control of the Company or increasing the voting power of friendly third parties. The Board could authorize voting rights per share that are the same as or different than the voting rights of the outstanding Common Shares.

     Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting. THE BOARD OF DIRECTORS CONSIDERS THIS AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT.


                  4.  PROPOSAL TO APPROVE THE AMENDMENTS TO THE
                             1996 STOCK OPTION PLAN

BACKGROUND AND SUMMARY OF THE PLAN

     In January 1996, the Board of Directors and the shareholders of the Company adopted the 1996 Stock Option Plan (the "Plan") which provides for the granting of stock options to designated employees and certain independent contractors, including consultants to the Company, to purchase up to an aggregate of 300,000 shares of Common Stock. Options that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that do not qualify as such "incentive stock options" ("nonstatutory stock options") may be granted under the Plan.

     The Plan permits a committee composed of disinterested persons to award stock options and permits the grant of stock options for up to an aggregate of 300,000 shares of Common Stock. Options may be granted as incentive or non-incentive stock options, except that incentive stock options may only be granted to employees of the Company or any future designated subsidiary. The terms of option grants are as approved by the Compensation Committee, subject to certain conditions. The exercise price per share may not be less than the fair market value of a share of the underlying Common Stock on the date the option is granted.

     The Plan is administered by the Compensation Committee, which has the authority (i) to interpret the Plan document, (ii) to establish rules for the Plan's administration, (iii) to determine all terms and conditions of awards (other than automatic non-employee director options) to be made under the Plan, subject to the limitation expressed therein, and (iv) to amend or modify the terms of outstanding awards, including accelerating the exercisability or vesting of an award or extending the term of an award.

     The Board may amend the Plan in such respects as is deemed advisable. No such amendment will be effective without the approval of the Company's shareholders if shareholder approval of the amendment is required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the
Code, or the rules of The Nasdaq Stock Market or any other quotation system or stock exchange on which the Common Shares may be listed.

     If there is any material change in the corporate structure or shares of Common Stock of the Company, such as in connection with a merger, recapitalization, stock split, stock dividend or other extraordinary dividend (including a spinoff), the Compensation Committee (or the board of the surviving corporation) shall make appropriate adjustments in the aggregate number and kind of securities to award under the Plan and in the number of shares and purchase price per share, if any, under any awards outstanding under the Plan. If all or any portion of an award terminates, expires or is canceled unexercised or unvested, then the shares subject to such an award will automatically become available for reissuance under the Plan.

     Upon termination of employment, other than for cause, an option terminates at the earlier of (i) three months after such termination (other than by reason of disability or death) or (ii) the date on which the option expires by its terms. In the event such termination occurs by reason of disability or death, an option may be exercised until the earlier of (a) twelve months after such death or disability or (b) the date on which the option expires by its terms.
In the event the optionee dies within three months after termination of employment, an option may be exercised until the earlier of (a) nine months after the date of death or (b) the date on which the option expires by its terms. In each of such cases, an option may be exercisable to the extent it was exercisable on the date of termination of employment, but had not previously been exercised.

     No option granted under the Plan may be transferred by a participant for any reason or by any means, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Options may not be granted under the Plan after January 19, 2006.

PROPOSED PLAN AMENDMENTS

     The Board has approved, subject to shareholder approval, an amendment to the Plan which would increase the aggregate number of shares of Common Stock available under the Plan from Three Hundred Thousand (300,000) to Six Hundred Thousand (600,000). The Board has also approved, subject to shareholder approval, an amendment to the Plan which would accelerate the vesting of stock options issued under the Plan from twenty percent (20%) of the shares on each of the first five anniversaries of the grant date to twenty-five (25%) of the shares on each of the first four anniversaries of the grant date, unless otherwise specified by the Compensation Committee. A copy of the amended Plan is attached to this Proxy Statement as Exhibit A with the amended language underlined for ease of reference. The Board believes that these amendments will advance the interests of the Company and its shareholders by increasing the proprietary interests of employees and certain independent contractors in the Company's long-term success and more closely aligning the interests of employees and such independent contractors with the Company's shareholders. The amendments will also assist the Company in attracting key personnel of outstanding ability.

     On April 15, 1997, there were 175,000 shares subject to outstanding options under the Plan and 125,000 shares available for future option grants. The Company believes that it is prudent and desirable to increase the number of shares available for grant under the Plan by 300,000 shares to permit current and future grants and to further the purposes of the Plan. On April 15, 1997, the market value of the shares for which options may currently be granted pursuant to the Plan was $281,250. The market value of the additional 300,000 shares proposed to be authorized for issuance under the Plan was $675,000, based upon the market price on April 15, 1997. On April 15, 1997, there were no plans to grant specific options with respect to the additional 300,000 shares.

TAX INFORMATION

     An optionee will not incur any federal income tax liability as a result of the grant of an incentive stock option ("ISO") or a nonqualified stock option. The same is true when any option becomes exercisable. Upon the exercise of a nonqualified option, the optionee will generally recognize ordinary income for federal income tax purposes in an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. The income recognized by the optionee will be subject to tax withholding by the Company, and the Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the fair market value of the shares at the time the option was exercised will be treated as capital gain or loss.

     Generally, an optionee will not incur federal income tax liability as the result of an exercise of an ISO. However, except in the case of death or disability, if an ISO is exercised more than three months after an optionee's termination of employment (a "disqualifying exercise"), the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. For purposes of calculating an optionee's alternative minimum tax, if any, the difference between the fair market value of the shares at the time the ISO is exercised and the exercise price becomes an item of adjustment. When the shares acquired upon exercise of an ISO are sold, the optionee will be taxed on the difference between the sale price and the exercise price. If such a sale does not occur within two years of the date the ISO was granted or within one year of the date it was exercised, then the gain, if any, will be treated as long-term capital gain. If such a sale occurs within either of the time periods specified in the preceding sentence (a "disqualifying disposition"), then the portion of the optionee's gain equal to the difference between the fair market value of the stock on the date of exercise (or, if less, the selling price) and the exercise price will be treated as ordinary compensation income, while the balance of any gain would be treated as capital gain. The Company is generally not entitled to a deduction as the result of the grant or exercise of an ISO. However, if the optionee recognizes ordinary income as the result of a disqualifying exercise or disposition, the Company is entitled to a deduction in an equivalent amount in the taxable year of the Company in which the disqualifying event occurs.

     The foregoing is only a summary of the general effect of U.S. federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan and the subsequent sale of shares. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

REQUIRED VOTE

     Approval of the amendments to the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting. THE BOARD OF DIRECTORS CONSIDERS THE AMENDMENTS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE PLAN.


                       5.  RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors has appointed Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending December 28, 1997. A proposal to ratify the appointment of Arthur Andersen LLP will be presented to the shareholders at the Annual Meeting. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 28, 1997.


                              CERTAIN TRANSACTIONS

     Siwecki Construction, Inc. served as the general contractor of the Company's first microbrewery/restaurant known as Big Buck Brewery & Steakhouse in Gaylord, Michigan, adjoining I-75 approximately 200 miles north of Detroit (the "Gaylord Brewery"). Siwecki Construction, Inc. is wholly-owned by Henry T. Siwecki. The Company purchased $3.4 million of general contractor services from Siwecki Construction, Inc. for the Gaylord Brewery. Upon completion of the construction of the Gaylord Brewery, the Company and Siwecki Construction, Inc. agreed that $250,000 of the amounts which the Company owed Siwecki Construction, Inc. would be satisfied by the issuance of 125,000 shares of Common Stock. This reflected a valuation of $2.00 per share which was greater than two times the book value of the Common Stock at that time. Subsequent to both the completion of the construction of the Gaylord Brewery and the negotiation and issuance of the 125,000 shares of Common Stock, Mr. Siwecki became a director of the Company. The Company may employ Siwecki Construction, Inc. as general contractor for construction of future Big Buck Brewery & Steakhouses. The Company believes the terms of its transactions with Siwecki Construction, Inc. with respect to the Gaylord Brewery were no less favorable to the Company than those that could be obtained from unaffiliated third parties.

     Zaremba Equipment, Inc. provided certain equipment to the Company for use at the Gaylord Brewery. Zaremba Equipment, Inc. is owned by Walter Zaremba, a founding shareholder and former director of the Company. The Company purchased an aggregate of $71,780 of equipment, including a dump truck, five trailers, and maintenance equipment, from Zaremba Equipment, Inc. for the Gaylord Brewery between August and September 1995. The Company believes the terms of its transactions with Zaremba Equipment, Inc. with respect to the Gaylord Brewery were no less favorable to the Company than those that could be obtained from unaffiliated third parties.

     The Company issued a promissory note for $250,000, with annual interest thereon at nine percent, to Casimer I. Zaremba on March 17, 1995 which was due and payable on May 17, 1995. A portion of the proceeds of the December 1995 pre-bridge financing (the "Pre-Bridge Financing") was used to repay $50,000 borrowed thereunder. On April 10, 1996, the Company and Casimer I. Zaremba agreed to replace such promissory note with a new promissory note for $175,000, with annual interest thereon at nine percent, to Casimer I. Zaremba. A portion of the proceeds of the February 1996 bridge financing (the "Bridge Financing") was used to repay $50,000 borrowed thereunder. The Company also used a portion of the proceeds of the June 1996 initial public offering (the "Offering") to fully retire this promissory note. The Company believes the terms of its transactions with Casimer I. Zaremba with respect to the Gaylord Brewery were no less favorable to the Company than those that could be obtained from unaffiliated third parties.

     The Company entered into a $750,000 revolving credit facility with Gornick Holdings Ltd. Partnership. Prior to the Pre-Bridge Financing and the Bridge Financing (collectively, the "Pre-Offering Financings"), the Company had borrowed $250,000 under this credit facility. Messrs. Rolinski, Murphy, Zaremba and Siwecki, shareholders of the Company, guaranteed repayment of this facility. A portion of the proceeds of the Pre-Offering Financings was used to repay the $250,000 borrowed thereunder. The revolving credit facility was terminated by the Company on April 1, 1996.

     The Company has entered into a loan agreement with NBD Bank for three separate loan facilities which aggregate $3.0 million. Messrs. Rolinski, Murphy and Zaremba, each a director of the Company, have personally guaranteed repayment of all amounts under this loan agreement. Messrs. Rolinski, Murphy and Zaremba do not intend to personally guarantee future obligations of the Company.

     The Company and its affiliates will only engage in other material transactions with promoters if the transactions are (i) on terms no less favorable to the Company or its affiliates than those that are generally available from unaffiliated third parties and (ii) ratified by a majority of independent outside members of the Company's Board who do not have an interest in the transactions.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Such officers, directors and shareholders are required by the Commission to furnish the Company with copies of all such reports.

     To the Company's knowledge, based solely on a review of copies of reports filed with the Commission during 1996, all applicable Section 16(a) filing requirements were complied with, except that one report on Form 5 setting forth the automatic grant of a stock option for 5,000 shares to Casimer I. Zaremba pursuant to the Company's 1996 Director Stock Option Plan was not filed on a timely basis.

MANAGEMENT OF THE COMPANY

     The following table provides information with respect to the Company's executive officers. Each such person has been appointed to serve until his successor is duly appointed by the Board of Directors or his earlier removal or resignation from office.

NAME                  AGE   POSITION(S)
----                  ---   -----------
William F. Rolinski    49   Chief Executive Officer, President and Director
Gary J. Hewett         35   Executive Vice President and Chief Operating Officer
Anthony P. Dombrowski  36   Chief Financial Officer and Treasurer

     WILLIAM F. ROLINSKI - See "Election of Directors."

     GARY J. HEWETT became the Chief Operating Officer and Executive Vice President of the Company in April 1996. From 1989 to March 1996, he served in various capacities at Hooters of America, Inc., ("Hooters"), a national restaurant chain, including Vice President of Franchise Operations in which Mr. Hewett was responsible for the operational support of 84 franchised restaurants and Vice President of Company Operations where he was responsible for the operation of 28 company-owned restaurants. Mr. Hewett's responsibilities at Hooters included supervision of site selection, restaurant design and layout, training and new restaurant openings. From 1986 to 1989, Mr. Hewett was employed by the Marriott Corporation as a restaurant general manager.

     ANTHONY P. DOMBROWSKI became the Chief Financial Officer of the Company in May 1996. He acted as a consultant to the Company, in the capacity of Chief Financial Officer, from January 1996 to May 1996. For the past two years, Mr. Dombrowski has operated his own financial and consulting business. Mr. Dombrowski began his career with Price Waterhouse LLP in 1982. From 1989 to 1995, Mr. Dombrowski was the Chief Financial Officer of Ward Lake.


                                  OTHER MATTERS

     The management of the Company is unaware of any other matters that are to be presented for action at the Annual Meeting. Should any other matter properly come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred by them in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.


                              SHAREHOLDER PROPOSALS

     Proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company by December 23, 1997, to be considered for inclusion in the Company's proxy materials relating to that meeting. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposals be submitted by certified mail, return receipt requested.


                          ANNUAL REPORT TO SHAREHOLDERS

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 29, 1996, accompanies this Notice of Annual Meeting, Proxy Statement and related Proxy Card. No part of the Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 29, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE EXHIBIT INDEX ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF FEES BASED ON THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO DEBORAH PETERS, SECRETARY, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                        Sincerely,

                                        MICHIGAN BREWERY, INC.

                                         /s/ William F. Rolinski
                                        -------------------------
                                        William F. Rolinski
                                        President and Chief Executive Officer

Gaylord, Michigan
April 22, 1997

                                    EXHIBIT A


                             MICHIGAN BREWERY, INC.

                             1996 STOCK OPTION PLAN


1.   PURPOSE

     The purpose of Michigan Brewery, Inc. 1996 Stock Option Plan (the "Plan") is to promote the interests of Michigan Brewery, Inc., a Michigan corporation (the "Company"), by providing employees of the Company and certain independent contractors with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the granting of stock options will assist the Company in attracting and retaining key personnel of outstanding ability.

2.   DEFINITIONS

     Wherever used in the Plan, the following terms have the meanings set forth below:

     2.1 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     2.2 "Committee" means a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than two directors. Beginning on the date the Company first registers the Stock under Section 12 of the Securities Exchange Act of 1934, each member of the Committee must be a "disinterested person" within the meaning of Rule 16b-3.

     2.3 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

     2.4 "Non-Statutory Stock Option" or "NSO" means a stock option that is not intended to, or does not, qualify as an incentive stock option as defined in
Section 422 of the Code.

     2.5 "Option" means, where required by the context of the Plan, an ISO or NSO granted pursuant to the Plan.

     2.6 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

     2.7 "Participant" means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

     2.8 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     2.9  "Stock" means the par value, $.01 per share of the Company.

     2.10 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3.   ADMINISTRATION

     3.1 The Plan shall be administered by the Committee, which shall have full power, subject to the provisions and restrictions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

     3.2 The Committee shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Options and the terms and conditions of option agreements relating to any Option.

     3.3 The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

     3.4 Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon all Optionees.

4.   SHARES SUBJECT TO THE PLAN

     4.1 NUMBER. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is SIX HUNDRED THOUSAND (600,000). Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

     4.2 CHANGES IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Committee, consistent with such change and in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

5.   ELIGIBLE PARTICIPANTS

     The following persons are Participants eligible to participate in the Plan:

     5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

     5.2 NON-STATUTORY STOCK OPTIONS. Non-statutory stock options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary; and (ii) any consultant to, or other independent contractor of, the Company who is not a director of the Company.

6.   GRANT OF OPTIONS

     6.1 DISCRETIONARY GRANTS. Subject to the terms, conditions, and limitations set forth in this Plan, the Company, by action of the Committee, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Committee, in such amounts and on such other terms as the Committee in its sole discretion shall determine. UNLESS OTHERWISE SPECIFIED BY THE COMMITTEE, TWENTY-FIVE PERCENT (25%) of the Options granted under this sub-section shall become vested upon the completion of 12 continuous months of employment from the date of grant, with vesting of another TWENTY-FIVE PERCENT (25%) of the Options upon completion of each subsequent 12 month period of employment, over a continuous FOUR year period.

     6.2 LIMITATIONS. Options specified under Section 6.1 above may be (i) "Incentive Stock Options" so designated by the Committee and which, when granted, are intended to qualify as incentive stock options as defined in
Section 422 of the Code; (ii) "Non-Statutory Stock Options" so designated by the Committee and which, when granted, are not intended to, or do not, qualify as incentive stock options under Section 422 of the Code; or (iii) a combination of both. The date on which the Committee approves the granting of an Option shall be the date of grant of such Option, unless a different date is specified by the Committee on such date of approval. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate fair market value of Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Committee in its sole discretion may determine.

7.   OPTION PRICE AND FORM OF PAYMENT

     The purchase price for a share of Stock subject to an Incentive Stock Option granted hereunder shall not be less than 100% of the fair market value of the Stock. For purposes of this Section 7, the "fair market value" of the Stock shall be determined as follows:

          (a) if the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

          (b) if the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

          (c) if the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported on the NASDAQ System, and if not reported on such system, then as reported by the National Quotation Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

          (d) if there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Committee in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Committee as of the date of determination or less than the par value of the Stock.

     Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

     Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

          (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

          (b) at the discretion of the Committee, through the delivery of shares of Stock valued at fair market value at the time the Option is exercised (as determined in the manner provided under this Plan); or

          (c) at the discretion of the Committee, by a combination of both (a) and (b) above; or

          (d) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

     If such form of payment is permitted, the Committee shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an option as it deems appropriate.

     If the Committee in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Committee may determine at the time such Option is granted under this Plan.

8.   EXERCISE OF OPTIONS

     8.1 MANNER OF EXERCISE. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Company and paying to the Company the full purchase price of the Stock to be acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company with respect to such Stock.

     8.2 LIMITATIONS AND CONDITIONS ON EXERCISE OF OPTIONS. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Committee from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

          8.2.1 No Incentive Stock Option may be exercisable by its terms after the expiration of 10 years from the date of the grant thereof.

          8.2.2 No Incentive Stock Option granted pursuant to the Plan to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

          8.2.3 To the extent required to comply with Rule 16b-3, Stock acquired upon exercise of an Option granted under to the Plan may not be sold or otherwise disposed of for a period of six months from the date of grant of the Option.

9.   INVESTMENT PURPOSES

     Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON

     EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SUCH LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

10.  TRANSFERABILITY OF OPTIONS

     No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An Option shall be exercisable during the Optionee's lifetime only by the Optionee or, if permissible under applicable law, by the Optionee's guardian or legal representative.

11.  TERMINATION OF OPTIONS

     11.1 GENERALLY. Except as otherwise provided in this Section 11, if an Optionee's employment with the Company or Subsidiary is terminated (hereinafter "Termination") other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was vested in and entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

     11.2 DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

          11.2.1 If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Committee in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was vested in and entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section 11, the term "Disability" shall mean a permanent and total disability as defined in
     Section 22(e)(3) of the Code. The determination of whether an Optionee has a Disability within the meaning of Section 22(e)(3) shall be made by the Committee in its sole discretion.

          11.2.2 If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Committee in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one year from the date of the Optionee's death or the expiration date of the Option, but only to the extent the Optionee was vested in and entitled to exercise the Option at the time of death.

          11.2.3 If the Optionee dies within three months after Termination, the Option may be exercised until the earlier of nine months following the date of death or the expiration date of the Option, by the Optionee's estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was vested in and entitled to exercise the Option at the time of Termination.

     11.3 TERMINATION FOR CAUSE. If the employment of an Optionee is terminated by the Company or a Subsidiary for cause, then the Committee shall have the right to cancel any Options granted to the Optionee under the Plan.

     11.4 SUSPENSION OR TERMINATION FOR MISCONDUCT. If the Committee reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee's right to exercise any Option pending a determination by the Committee. If the Committee determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Committee.

12.  AMENDMENT AND TERMINATION OF PLAN

     12.1 The Committee may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company; provided, however, that no such amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for Participants as set forth in Section 5 hereof; (b) increase the maximum aggregate number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 4.2 hereof; (c) reduce the minimum Option price per share as set forth in Section 7 hereof, except in accordance with Section 4.2 hereof; (d) extend the period of granting Options; or (e) materially increase in any other way the benefits accruing to Optionees.

     12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to him or her under the Plan.

     12.3 The Committee may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code.

     12.4 In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instance, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Option, including Stock as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option in full including Stock as to which the Option would not otherwise be exercisable. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

13.  MISCELLANEOUS PROVISIONS

     13.1 NO RIGHT TO CONTINUED EMPLOYMENT. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

     13.2 TRANSFER OF STOCK AND PAYMENT OF WITHHOLDING TAXES. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an

Optionee. Stock acquired upon exercise of an Incentive Stock Option may not be disposed of by the Optionee before the later of two years from the date of grant or one year from the date of exercise unless adequate provision is made for payment to the Company of funds sufficient for payment of any withholding and other taxes required by any governmental authority in respect of the disposition of such Stock. The Company may place a legend on certificates restricting the transfer of Stock issued pursuant to Incentive Stock Options in order to obtain compliance with tax withholding requirements. The Committee shall have the right to establish such other rules and regulations or impose such other terms and conditions in any agreement relating to an Option granted hereunder with respect to tax withholding as the Committee may deem necessary and appropriate.

     13.3 GOVERNING LAW. The Plan shall be administered in the State of Michigan, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

14.  EFFECTIVE DATE

     The effective date of the Plan is January 19, 1996. No Option may be granted after January 19, 2006 provided, however, that all outstanding Options shall remain in effect until such outstanding Options have expired or been canceled.

                             MICHIGAN BREWERY, INC.
                           550 SOUTH WISCONSIN STREET
                            GAYLORD, MICHIGAN 49735
                                 (517) 731-0401

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, having duly received the Notice of Annual Meeting and the Proxy Statement, dated April 22, 1997, hereby appoints William F. Rolinski and Anthony P. Dombrowski as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Michigan Brewery, Inc. held of record by the undersigned on April 15, 1997, at the 1997 Annual Meeting of Shareholders to be held on June 4, 1997, at 9:00 a.m. local time, at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan and at any adjournments thereof.

1. To elect directors for the ensuing year and until their successors shall be elected and duly qualified.

/ /  FOR all nominees listed below        / /  WITHHOLD AUTHORITY
   (except as marked to the contrary         to vote for all nominees listed
   below)                                    below
WILLIAM F. ROLINSKI, BLAIR A. MURPHY, M.D., HENRY T. SIWECKI, CASIMER I. ZAREMBA

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
            NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

________________________________________________________________________________

2. To approve the amendment to the Restated Articles of Incorporation of the Company to change the name of the Company to Big Buck Brewery & Steakhouse, Inc.

       / /  FOR                 / /  AGAINST             / /  ABSTAIN

3. To approve the amendment to the Restated Articles of Incorporation of the Company to increase the Company's authorized capital stock from 10,000,000 to 20,000,000 shares.

       / /  FOR                 / /  AGAINST             / /  ABSTAIN

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

4. To approve the amendments to the Company's 1996 Stock Option Plan which, among other things, increase the number of shares reserved thereunder for issuance of stock options from 300,000 to 600,000 shares.

       / /  FOR                 / /  AGAINST             / /  ABSTAIN

5. To ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 28, 1997.

       / /  FOR                 / /  AGAINST             / /  ABSTAIN

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

    Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                             Dated:
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.